UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): July 15, 2005

                      Morgan Stanley Spectrum Currency L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                        0-31563                  13-4084211
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(State or Other              (Commission File Number)        (IRS Employer
Jurisdiction                                               Identification No.)
of Incorporation)



c/o Demeter Management Corporation,
330 Madison Avenue, 8th Floor, New York, NY                       10017
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (212) 905-2700

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

      On July 15, 2005, the Registrant, Morgan Stanley Spectrum Select L.P., Morgan Stanley Spectrum Technical L.P., Morgan Stanley Spectrum Strategic L.P., Morgan Stanley Spectrum Global Balanced L.P., Demeter Management Corporation, the general partner of the Registrant, and Morgan Stanley DW Inc., an affiliate of the general partner and the non-clearing commodity broker for the Registrant, amended the Amended and Restated Selling Agreement, dated as of March 7, 2000, as amended by Amendment No. 1 to the Selling Agreement, dated April 28, 2003, and as further amended by Amendment No. 2 to the Selling Agreement dated April 28, 2004, to: (i) revise the continuing compensation gross sales credit to be received by qualified employees of Morgan Stanley DW Inc.; (ii) change the commencement month of the period of payment of continuing compensation gross sales credit; and (iii) reduce the continuing compensation gross sales credit to be received by additional sellers.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(c)  Exhibits

Exhibit 1.1 Amendment No. 3 to Morgan Stanley Spectrum Series Amended and Restated Selling Agreement, dated July 15, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MORGAN STANLEY SPECTRUM CURRENCY L.P.

Date:  July 18, 2005    By:   Demeter Management Corporation
                              as General Partner

                        /s/ Jeffrey A. Rothman
                        --------------------------------------------
                        Name:   Jeffrey A. Rothman
                        Title:  President

                                INDEX TO EXHIBITS


Item 601(a) of
Regulation S-K                                               Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

1.1                     Amendment No. 3 to Morgan                  E
                        Stanley Spectrum Series
                        Amended and Restated Selling
                        Agreement, dated July 15, 2005